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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): June 19, 2001 (April 19, 2001)


                              M & F Worldwide Corp.
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             (Exact Name of Registrant as specified in its Charter)



          Delaware                     001-13780                02-0423416
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(State or other jurisdiction      (Commission File No)        (I.R.S. Employer
      of incorporation)                                      Identification No.)

35 East 62nd Street
New York, NY                                                    10021
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(Address of Principal                                         (Zip Code)
  Executive Offices)


Registrant's telephone number, including area code:  (212) 572-8600
                                                   -----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)


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The Company's current report on Form 8-K dated April 20, 2001, is hereby amended as follows.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(b) Pro Forma Financial Information- the following pro forma financial information are included in this report:

     (1) Unaudited pro forma condensed balance sheet as of April 1, 2001, and the unaudited pro forma condensed statement of income for the three month period ended April 1, 2001.

     (2) Unaudited pro forma condensed statement of income for the year ended December 31, 2000.

(c)  Exhibits

Exhibit No.           Document
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   99.1               Unaudited pro forma condensed balance sheet as of April 1,
                      2001, and the unaudited pro forma condensed statements of income for the three month period ended April 1, 2001 and the year ended December 31, 2000.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        M & F Worldwide Corp.

Date:  June 19, 2001                    By: /s/ Todd J. Slotkin
                                            -----------------------------------
                                            Todd J. Slotkin
                                            Executive Vice President
                                            and Chief Financial Officer

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